Introduction John Hall Senior Vice President, Global Head of Investor Relations Exhibit 99.1

Agenda for today Michel Khalaf President and Chief Executive Officer Next Horizon Strategy Group Benefits Ramy Tadros President, U.S. Business Todd Katz Executive Vice President, Group Benefits Esther Lee Executive Vice President, Global Chief Marketing Officer Retirement and Income Solutions Ramy Tadros President, U.S. Business Graham Cox Executive Vice President, Retirement and Income Solutions Break Q&A Steve Goulart Chief Investment Officer President, MetLife Investment Management Investments Asia Kishore Ponnavolu President, Asia Rebecca Tadikonda Executive Vice President, Head of Strategic Growth Markets, Asia Latin America Oscar Schmidt President, Latin America Sofia Belmar Senior Vice President, General Manager, Mexico John McCallion Executive Vice President and Chief Financial Officer MetLife Holdings Outlook Q&A Closing Remarks Break Michel Khalaf President and Chief Executive Officer

Next Horizon Strategy Michel Khalaf President and Chief Executive Officer

Always with you, building a more confident future. Our People Our Customers Our Shareholders

Key Messages Embarking on our Next Horizon Strategy from a position of strength Three strategic pillars: Focus, Simplify, Differentiate Driving value from our globally diversified, market-leading businesses Accretive Returns Deliver 12–14% Adjusted ROE1 Strong Free Cash Flow Generate ~$20B of distributable cash over 5 years Positive Operating Leverage Create $1B+ additional capacity to accelerate growth over 5 years 1 Excluding AOCI other than FCTA.

Embarking on our Next Horizon from a position of strength

Built balance sheet resilience

- Improved asset and liability risk profile
- Increased liquidity and capital resilience
- Spun-off U.S. Retail Business

Improved core operations since 2016

- Returned ~$15.7B[1] in dividends and buybacks
- Improved Adjusted ROE by ~500 bps to 12.8%[2,3]
- Delivered ~25%[3] Adjusted EPS growth

MetLife [1] 1/1/2016 through 3Q19 YTD. [2] Excluding AOCI other than FCTA. [3] 1/1/2016 through year end 2018. Excluding total notable items.

7

2.9% 1 Excluding total notable items and AOCI other than FCTA. 2 One to three years. 3 Average U.S. 10 Year Treasury yield. 4 Source: Thomson Reuters. Beta 5 years. 5 Peers include: Allianz, Allstate, Aflac, AIG, AXA, Chubb, Daiichi, Globe Life, Hartford, Legal & General, Lincoln, Manulife, MetLife, Principal, Prudential Financial, Prudential plc, Travelers, Sun Life, Unum, Zurich. Delivering attractive returns while driving down our cost of capital ~500 bps 12-14% near-term target2 1.8% Yield3 Adjusted ROE1 Beta4 2.3% 2.3% 09/17 09/16 03/17 03/19 03/18 09/18 09/19 5 -0.8

Improving our risk profile… Variable Annuity (VA) Account Balances1 ($ in billions) Group Benefits Adjusted Earnings ($ in millions) -69% +99% 1 Represents MetLife Holdings and former U.S. retail segment.

… and our business mix Group, Accident & Health (A&H) and Fee Adjusted Earnings1 Investment / Spread Long-term Protection3 Property & Casualty Group, A&H and Fee Value of New Business2 Investment / Spread Long-term Protection3 Property & Casualty 1 3Q19 YTD. Excluding Corporate & Other and total notable items. 2 Estimate as of 3Q19 YTD. Excludes MetLife Holdings. Value of New Business is the present value of future profits net the cost of capital and time value of guarantees from new sales. 3 Includes Whole Life, Universal Life and similar duration products.

1 Excludes MetLife Holdings; Value of New Business is the present value of future profits net the cost of capital and time value of guarantees from new sales. Delivering outstanding VNB growth Value of New Business1 Capital Deployed $2.9B $3.1B $3.8B IRR 14% 14% 15% Payback 7 Years 7 Years 7 Years CAGR + 45% Key Drivers Volume growth Mix shift to Group and A&H U.S. tax reform Expense savings

Focus, Simplify, Differentiate to drive superior value Focus Generate strong free cash flow by deploying capital and resources to the highest value opportunities Simplify Simplify our business to deliver operational efficiency and an outstanding customer experience Differentiate Drive competitive advantage through our brand, scale, talent, and innovation

Generating strong and sustainable free cash flow Disciplined assessment of capital deployment opportunities Our Capital Management Philosophy Maintain a 65%-75% free cash flow ratio1 Our Commitments 1 Ratio of adjusted earnings. Maintain strong liquidity and capital position Excess capital belongs to shareholders Retain $3-4 billion cash buffer Generate ~$20 billion in free cash flow over 5 years

Operating leverage creates $1B+ additional capacity to accelerate growth over 5 years

Key Accomplishments

~$900M *pre-tax expense margin improvement by 2020*

~$675M *Captured to date[1]*



14.3%
~200 bps
13.3%
13.3%
12.9%
12.5%[2]
2015
2016
2017
2018
3Q19 YTD

Direct expense ratio[3]

Commitments

- Shift from serial expense programs
- Manage to ~12.3% direct expense ratio[3]
- Fund new technology & innovation

MetLife

[1] As of September 30, 2019. [2] Excludes lower employee benefit costs related to market movements; 12.2% including such costs. [3] Excluding total notable items related to direct expenses and PRT.

14

Continue to differentiate and build on our competitive advantages World-Class Talent Iconic Brand Technology & Innovation Scale

Diversified portfolio of global businesses Globally diversified covering 80% of world GWP Complementary mix of mature and high-growth markets Recognized and trusted by ~100M customers worldwide Serving 90+ of Fortune 100 companies in the U.S. Highlights Latin America: 9% U.S.: 64% Asia: 22% EMEA: 5% Adjusted Earnings1 by Region 1 As a percentage of 3Q19 YTD total company adjusted earnings, excluding Corporate & Other and total notable items. U.S. region includes the U.S. and MetLife Holdings segments.

Complementary portfolio of businesses to generate sustained free cash flow

Steady sources of cash in mature markets	MetLife Holdings; RIS; Japan	~50% of MetLife FCF[1]
Growth drivers from market leaders[2]	#1 Group; #1 Chile; #1 Mexico	~30% of MetLife FCF[1] ~40% VNB growth (2016-18)
Well-positioned in secular growth markets[2]	#2 China; India; Brazil; #1 Bangladesh; #3 Turkey	~18% ROE and FCF accretive in 2018 ~35% VNB growth (2016-18)

[1] Projected near-term average. [2] Rankings based on premium measures, except China based on statutory profit among foreign players, for one or more recent annual periods.

MetLife 17

Our Next Horizon Simpler & More Focused Great Set of Businesses Strong Free Cash Flow

Group Benefits Ramy Tadros President, U.S. Business

Key Messages Market leader in a highly attractive business Positioned to win in a rapidly evolving marketplace Product mix and pricing drives resilience across economic cycles Focused strategies to outpace market top and bottom line growth

Diverse product set and market mix enables balanced growth Adjusted PFO by Product1 Adjusted PFO by Market1 Sales by Market2 Life 1 3Q19 YTD. 2 Full year 2019 projection.

Market trends create significant opportunity 17th Annual Employee Benefit Trend Study Market Trends Benefits are a strategic business enabler Shift to voluntary benefits favors carriers with a distinct value proposition Evolving third party ecosystem Increased carrier consolidation

E M P L O Y E R Employee Human Capital Management & Payroll Market trends create significant opportunity Broker / Consultant Benefits are a strategic business enabler Shift to voluntary benefits favors carriers with a distinct value proposition Evolving third party ecosystem Increased carrier consolidation Market Trends Group Benefits Ecosystem

Adjusted PFO CAGR +5% +5% 8.0% Direct Expense Ratio2 7.5% Highlights #1 player with a 16% market share3 Growing faster than the market4 Investing ~$100 million per year in new technology capabilities Driving down expense ratio Topline growth driving operating leverage 7.3% 7.2% 6.9% 1 1 1 Excludes one large dental contract of $0.6 billion in 2016 and $0.2 billion in 2017. 2 Excludes total notable items. 3 Based on 2017 U.S. annualized in-force premiums. 4 Based on 2017 U.S. annualized in-force premiums versus 2016.

Strong business fundamentals Economic and tax reform tailwinds Competitive advantages drive voluntary Group Life Mortality Ratio Adjusted Earnings Group Non- Medical Health IABR1 ($ in millions) 1 Interest adjusted benefit ratio. CAGR +25% +20% Proven track record delivering strong bottom line growth 86.6% 87.2% 85.9% 86.9% 87.5% 78.3% 76.4% 72.6% 72.4% 72.8% Highlights

Group Benefits Todd Katz Executive Vice President, Group Benefits

Maximize the core Invest in underpenetrated segments Grow voluntary Expand the product set Our approach to outpace market growth

1 Based on 2016 annual premium and equivalents. 2 2016 – 2019 annualized, excluding the loss of one large dental case. 3 2018 and 2019 YTD. Growth Opportunities MetLife #1 28% Estimated Market Growth: 1–2% Market Share Over 5,000 Employees MetLife growth2: 5% National Accounts – Extending our lead 96%+ persistency3 Add ~100 new customers each year3 Underpenetrated verticals Market Size1: $52B

1 Based on 2016 annual premium and equivalents. 2 2016 – 2019 annualized. 3 Based on employer information submitted through ERISA 5500 forms as of year end 2018. MetLife #3 7% Estimated Market Growth: 3-5% Expect to double market growth rate while preserving margins Top brokers taking share Only 25% of employers offer voluntary benefits3 MetLife growth2: 5-6% Regional Market – Focused distribution strategy Market Size1: $52B Growth Opportunities Market Share 100 - 5,000 Employees

Industry-first quote-to-claim platform Simplified customer administration Greater voluntary reach Full roll out in 2020 1 Based on 2016 annual premium and equivalents. 2 2016 – 2019 annualized. Estimated Market Growth: 4-6% MetLife growth2: 6-7% Small Business – Innovating to disrupt Market Size1: $20B Piloting Digital Operating Model Market Share Under 100 Employees MetLife #8 4%

Adjusted PFO 3Q19 YTD Year-over-year Growth Group Benefits $13,721 5% Employee-paid $5,395 9% Voluntary1 $706 37% Voluntary1 Adjusted PFO CAGR +30% $411 $706 $514 $694 $526 ($ in millions) Voluntary opportunity is compelling 1 A&H and Legal. 2 As of December 31, 2018. ($ in millions) Voluntary Products Opportunity Only 25% of our employers offer voluntary Over 12 million eligible employees 10-13% enrollment rate2

76_84 Why we win in voluntary benefits Ability to leverage size and strength of relationships Broadest product portfolio in the industry Leading employee engagement capabilities High-tech, high-touch service delivery model Trusted brand builds loyalty

Group Benefits Esther Lee Executive Vice President, Global Chief Marketing Officer

76_84 Deep insights Relevant positionings Engaging experience Winning in voluntary requires customer focus Employee Benefit Trends Study Consumer/employee segmentation Tailored by product and stakeholder Address needs, not just features Not:Trigger à Enroll But:Right tool at right time

Customer focus helps us win with employees

Enrollment Rate[1]


25%
20%
15%
10%
5%
0%
Accident
Critical Illness
Basic Conditions
Enhanced Conditions
Optimal Conditions

Up to 5-10x

Perceptions[2]

+25%	Interest in enrolling
+16%	Understands benefits
+32%	Value of benefits
+35%	Better opinion of MetLife
+14%	Better opinion of Employer

MetLife [1] *Full year 2018.* [2] *MetLife internal analysis.*

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Modern Website SMS/Text Servicing Mobile Designed Built for customers’ growing expectations Intuitive, integrated customer experience 10 million registered users and counting Highlights Customer focus extends beyond acquisition to retention

Group Benefits Todd Katz Executive Vice President, Group Benefits

Leverage competitive advantages into new adjacencies

	Health Savings Accounts	Pet Insurance	Digital Estate Planning
Approach	wex Partnership	petfirst Pet Insurance Acquisition	willing Acquisition
Market Size	$61.7B[1] assets 26M accounts	$1.3B[2]	57% of Americans currently don't have wills[3]
Market Growth	~20%[1]	21.4%[2]	

Robust pipeline of additional opportunities

[1] 2019 Midyear Deviner HSA Research Report. Based on assets under management and year over year market growth as of June 30, 2019. [2] NAPHIA state of the industry report 2019 annualized premiums. Growth 2014-2019. [3] Caring.com survey, 2019.

MetLife 41

Group Benefits Ramy Tadros President, U.S. Business

Key Takeaways Clear leader in highly attractive business Resilient across cycles Positioned to outgrow the market

Retirement and Income Solutions Ramy Tadros President, U.S. Business

Leading institutional retirement player Diversified business with distinct competitive advantages Strong free cash flow and attractive return on equity Disciplined execution subject to strict return hurdles Key Messages

Retirement and Income Solutions Graham Cox Executive Vice President, Retirement and Income Solutions

Broad set of market leading businesses

	Product	Earnings Driver(s)	Market Position[1]
Pensions	Defined benefit risk transfer	Spreads, underwriting	#2
Stable Value	Defined contribution plan investment option	Fees, spreads	#1
Life & Income Funding Solutions (LIFS)	Structured Settlements (SS)	Spreads	#3
	Corporate Owned Life Insurance	Spreads, underwriting	#1
	Income Annuities	Spreads	#1
Capital Market Investment Products (CMIP)	Funding Agreements issued on a global basis	Spreads	#1

[1] Market positions based on IBIS study for Corporate Owned Life Insurance. LIMRA rankings for full-year 2018, per LIMRA's U.S. Group Annuity Risk Transfer; U.S. Individual Structured Settlements; and, Stable Value and Funding Agreement Products surveys. Entire market represented for pensions. In a survey of 17 participating companies, MetLife ranked #1 in sales of institutional income annuities. In a survey of 16 participating insurance companies, MetLife ranked #1 in sales of traditional GICs and #1 in synthetic and separate account GICs. It also ranked #3 in structured settlements among 12 participating companies.

MetLife
48

Total Liabilities1 1As of September 30, 2019. Total liabilities include Future Policy Benefits, Policyholder Account balances, Separate Account liabilities, and off-balance sheet Synthetic GIC notional amounts of $28 billion. 2 Based on allocated equity. 3 Percentage of pre-tax statutory earnings to segment pre-tax adjusted earnings. $225B Diversified product mix drives strong results Pensions CMIP LIFS Stable Value Contribution Last 12 Months $1.3 billion of adjusted earnings Attractive 20%+ adjusted ROE2 75%+ cash3 generation

76_84 Large Balance Sheet Strong Ratings Distribution Relationships Value creation driven by defensible competitive advantage Scale and Efficiency 1 Statutory balance sheet as of September 30, 2019. U.S. domestic life insurance companies combined total. 2 S&P rating for U.S. domestic life insurance companies. 3 3Q19 YTD, general account assets. Differentiated Investment Capabilities Low fixed costs $22B private asset origination3 ~100 year history AA-2 ~$400B balance sheet1

Rigorous risk management Strong Credit Underwriting Robust Asset-Liability Management Defined Risk Appetite

Disciplined pricing, growing responsibly IRR Above Hurdle Rate Capital Deployed New business written above return targets Average payback period 5 years Target business we can duration match Larger deals, under-penetrated segments Highlights LTM Value of New Business1 1 Last twelve months (LTM) = 4Q18 to 3Q19. Under mean reversion scenario for New Business Embedded Value Reporting. Value of New Business is the present value of future profits net the cost of capital and time value of guarantees from new sales.

Key Takeaways Leading player Disciplined execution Strong FCF and ROE

Investments Steven J. Goulart Chief Investment Officer President, MetLife Investment Management

Large, diversified global portfolio with strong private asset capabilities Consistent investment process and performance General account (GA) portfolio well-positioned Strong third-party investment management growth opportunities Key Messages

MetLife Investment Management (MIM) overview

Total AUM[1] by Core Capabilities



Real Estate and Agriculture
19%
$596B
58%
Public Fixed Income
23%
Privates and Alternatives

Highlights

- Manages MetLife general account
  - $456 billion GA AUM
  - Disciplined asset-liability management
  - Prudent underwriting and risk management
- Leverage capabilities for institutional investors worldwide
  - $140 billion Institutional Client AUM
  - Tailored solutions to meet client objectives

[1] *As of September 30, 2019. At estimated fair value. Public Fixed Income represents Public Fixed Income AUM; Privates and Alternatives is comprised of Private Capital AUM, Equity Securities AUM and Index Strategies AUM; and Real Estate and Agriculture is comprised of Commercial Real Estate AUM (NAV) and Total Agricultural Mortgage Loan AUM.*

MetLife
MetLife Investment Management
56

Global investment portfolio: think global, act local $456B U.S.: $300 billion7 GA AUM Benefits from diversification and private assets Asia: $131 billion GA AUM Significant USD investments Latin America: $16 billion GA AUM Portfolios well positioned for recent developments EMEA: $9 billion GA AUM Large local government allocations General Account AUM1 1 As of September 30, 2019. At estimated fair value. 2 Includes cash equivalents. 3 Represents the respective public and private portion of Investment Grade Corporate and Below Investment Grade Corporate. Public Credit includes Rule 144A securities and syndicated bank loan investments. 4 Represents Foreign Government and U.S. Government and Agency. 5 Represents GA Mortgage Loan AUM. 6 Represents GA Real Estate Equity AUM and Corporate Equity. 7 Includes the U.S. and MLH segments as well as C&O. Highlights

As of December 31, 2015 $387B GA AUM allocation since 1/1/2016 Strong private asset capabilities Strong origination platforms provide competitive advantage Private assets represent ~30% of GA AUM $22 billion of GA originations through 3Q19 YTD As of September 30, 2019 $456B GA AUM 2: 1 Represents GA Commercial Mortgage Loan AUM, GA Agricultural Mortgage Loan AUM, and GA Residential Mortgage Loan AUM. 2 At estimated fair value. 1 1 1 Highlights

Private Equity Returns Strong returns from private equity $7.2 billion1, diversified across strategy, geography and managers No manager greater than 4%; no fund greater than 2% Attractive fit for long-tailed liabilities High returns with lower volatility than public equities 1 Represents private equity and middle market capital component of other invested assets. Highlights

$12.5 $17.4 $13.3 $16.4 $16.5 ($ in billions) Roll Off vs. Reinvestment Net Investment Income1 Consistent investment performance $13.0 1 As reported, on an adjusted basis.

Favorable loss history over time Since 2008: Fixed maturity securities: average annual impairment rate of 0.16% Commercial mortgage loans: average annual charge-off rate of 0.04% Agricultural mortgage loans: average annual charge-off rate of 0.08% Cumulative impairment rate of 1.2%, half the industry peer group For the periods from January 1, 2008 to September 30, 2019. 1Impairments / charge-off rates represent impairments / charge-offs by asset class as a percent of annual average assets at amortized cost of the respective portfolios (fixed maturity securities, commercial mortgage loans and agricultural mortgage loans). Highlights Impairment and Charge-Off Rates1 Fixed Maturity Securities Commercial Mortgage Loans Agricultural Mortgage Loans

Note: Credit portfolio includes public and private corporates, municipals and foreign governments. 1Represents % of GA AUM at respective periods. Early repositioning is critical Reduced allocation to below investment grade Reduced bank loans and increased quality Small BBB- credit exposure High quality CLO portfolio CC and below B BB BBB and above Below Investment Grade (BIG) Credit Syndicated Bank Loans Highlights Proactive portfolio positioning $14.8B; 3.2%1 $17.7B; 4.6%1 72% 23% 5% 73% 23% 4% $4.6B; 1.0%1 $5.3B; 1.4%1 59% 28% 1% 53% 24% 1% 12% 22%

MIM: Institutional. But far from typical.

$140B1 1 Institutional Client AUM as of September 30, 2019. At estimated fair value. 2 Includes limited partnerships, collective trusts, mutual funds registered under the Investment Company Act and other vehicles offered or available to qualifying investors, including third parties and affiliates. 3 Includes non-profit clients, Taft-Hartley pension fund clients and asset manager clients. Strong growth in Institutional Client AUM and adjusted earnings Solid track record of risk-adjusted returns Growing global footprint Select acquisitions can complement organic growth Diversified Institutional Client Base Strong growth opportunities for MIM Highlights

Key Takeaways Consistent process and performance General account well-positioned Growth opportunity in institutional client asset management

Asia Kishore Ponnavolu President, Asia

Key Messages Well-positioned in an attractive region Realizing the benefits of Accelerating Value Differentiated strategies across markets

Complementary businesses across mature and secular growth markets 1 3Q19 YTD. 2 2018 Value of New Business is the present value of future profits net the cost of capital and time value of guarantees from new sales. Adjusted Earnings1 by Country Value of New Business2 Japan Rest of Asia Japan Rest of Asia

$92 $122 $112 $109 CAGR +10% +12% GA Assets Under Management1 ($ in billions) Adjusted Earnings2 and Cash ($ in millions) 1 Excludes fair value adjustments and includes operating joint ventures, each on a constant currency basis. 2 Excludes total notable items, calculated on a constant currency basis. 3 Dividends and distributions to holding companies as a percentage of adjusted earnings excluding total notable items. Realizing the benefits of Accelerating Value CAGR -2% $1,363 $1,222 $1,311 $1,014 $1,083 +7% 47% 60% 58% Cash3 +7% +12%

76_84 Japan China Bangladesh Drive continuous operational improvement Optimize portfolio to manage risk and capital Leverage distribution strength Scale up professional agency Provide customer centric Life and A&H solutions Market leader Scale up professional agency Continue to invest in core operations India Maximize value from Banca partnerships Drive disciplined growth in agency Differentiated strategies across markets

Opportunity in Health and Retirement in Japan 1 3Q19 YTD. 2 Source: SwissRe, July 2019. 3 Source: 2018 premiums based on local statutory filings. 1 Sales1 by Distribution Japan Market #3 global life market2 Super-aging society Growing Health and Retirement needs MetLife Japan #6 life insurer3 Distribution strength Deep product expertise Bancassurance Independent Agency Career Agency Large Agency

Strategy to enhance earnings and cash in Japan Drive continuous operational improvement Optimize portfolio to manage risk and capital Leverage distribution strength

China Rebecca Tadikonda Executive Vice President Head of Strategic Growth Markets, Asia

Agency led growth model in China

Sales[1] by Distribution



Bancassurance
10%
48%
Career Agency
42%
Telemarketing

China Market

- #2 global life market[2]
- Fast growing mass affluent
- Low life insurance penetration of 2.3%[2,3]

MetLife China

- Footprint in 11 provinces covering 54% of China GDP[4]
- Focused on higher margin health and protection solutions
- Self-funding growth; paying dividends

MetLife

[1] 3Q19 YTD. [2] Source: SwissRe, July 2019. [3] 2018 gross written premiums as a percentage of GDP. [4] Source: National Bureau of Statistics of China, 2018.

74

Customer acquisition Hiring and training Performance management Servicing and customer engagement Delivering Best in Class Agency +100% Agency Headcount Market Ranking1 1 Source: Insurance Association of China, September 2019. Based on annualized new business premiums among foreign players. Accelerating growth in China #6 #3

Asia Kishore Ponnavolu President, Asia

Key Takeaways Strong position in attractive region Value actions paying off Differentiated market strategies to drive growth and value

Latin America Oscar Schmidt President, Latin America

Key Messages #1 life insurer in Latin America High margin protection products with diversified distribution Solid underlying growth Large value pools in core businesses in Mexico and Chile Long-term growth in Brazil

Highlights #1 life insurer in Mexico with 21% share2 #1 life insurer and #1 pension provider in Chile3 Emerging presence in Brazil Well-established footprint 1 3Q19 YTD. 2 Source: Asociacion Mexicana de Instituciones de Seguros, in gross written premiums for 2018. Includes Life, Medical and Personal Accident products. 3 Source: Asociacion de Aseguradores de Chile, in gross written premiums for 2018. Includes Annuities, Life, Health and Personal Accident products; Superintendencia de Pensiones de Chile, in number of contributors for 2018. #1 life insurer in Latin America based on gross written premiums including life and personal accident products for 2018. Mexico Adjusted Earnings1 by Country

1 Adjusted PFO Product Mix1 Adjusted PFO Distribution Mix1 1 3Q19 YTD. Protection products with diversified distribution

Growth driven by Mexico and Chile Dividends to holding companies 80%+ of adjusted earnings Adjusted return on allocated equity 18%+ Managing regulatory environment Highlights Adjusted Earnings1 Solid underlying growth CAGR +1% CAGR +5% 1Excluding total notable items. Reported Constant Currency ($ in millions) ($ in millions) +3% +8%

76_84 Mexico Chile Brazil Drive value in worksite government Accelerate diversification into private sector Continue to grow agency Expand bancassurance Protect value in ProVida Scale employee benefits Grow bancassurance Accelerate agency Strategic focus on three key markets

MetLife Mexico Sofia Belmar Senior Vice President, General Manager, Mexico

Mexico Overview

Adjusted PFO Distribution Mix[1]



Agency
12%
Other
8%
42%
Group Benefits
38%
Worksite Government

Mexico Market

- 126 million population, 87% under age 60[2]
- Large and growing middle class
- 2.1% insurance penetration[3]

MetLife Mexico

- #1 life insurer[4]
- Leader in worksite and group benefits
- Growing in underpenetrated private market

MetLife

[1] 3Q19 YTD. [2] Source: 2Q 2019 National Occupation and Employment Survey (total population). [3] Considering 2018 Industry Premiums / GDP. [4] AMIS (Asociación Mexicana de Instituciones de Seguros / Mexican Association of Insurance Institutions) - EstadisticAMIS 3Q 2019 (Life and A&H). Ranking based on statutory premiums 3Q19 YTD.

85

Strategic focus in Mexico Drive value in worksite government Accelerating growth in the private sector Tap voluntary private market Grow private sector agency

Drive value in worksite government Financial inclusion for low to mid income government employees Payroll deduction drives high persistency Flexible product that protects different life events Agency network with national reach Deepening customer relationships and retention through digital

Accelerating growth in the private sector Untapped opportunity in low-mid segment Large underserved low to mid income segment Leverage government value proposition and product Scale existing B2B capabilities Build dedicated worksite distribution channel Outperforming peers in affluent segment 12%1 of Mexico adjusted PFO and growing at 18%2 Underpenetrated affluent segment of 9 million people Strategy activated through agency expansion Enhanced the customer value proposition Worksite Agency 1 3Q19 YTD. 2 2015-2018 CAGR based AMIS gross written statutory premiums.

Latin America Oscar Schmidt President, Latin America

Key Takeaways Largest life insurer in Latin America with solid underlying growth High margins and diversified distribution Well positioned to protect and grow value

MetLife Holdings John McCallion Executive Vice President and Chief Financial Officer

Key Messages Large, stable in-force business Diversified set of liabilities and performance drivers Steadily improving risk profile Reliable source of cash and adjusted earnings

$145B Total Liabilities1 Long-Term Care Variable Annuities with Living Benefits Large, stable in-force business Highlights Diversified set of insurance liabilities Conservative policy provisions Large participating, closed block of life insurance Strong asset-liability management 1 As of September 30, 2019. Includes future policy benefits, policyholder account balances and separate account liabilities.

Diversified set of liabilities and drivers Product 2018 Adjusted PFOs Total Liabilities1 Key Performance Drivers 2018 Adjusted Earnings2 Variable Annuities – Living Benefits $0.8 $27 Equity market ~55% Variable Annuities – No Living Benefits 24 Fixed Annuities 0.1 8 Interest rates Traditional Life and Other 1.5 19 Mortality Interest rates ~45% Variable & Universal Life 0.5 15 Regulatory Closed Block Life 1.7 39 Mortality Long-Term Care 0.7 13 Morbidity Lapses Interest rates Total $5.3 $145 1 As of September 30, 2019. Includes future policy benefits, policyholder account balances and separate account liabilities. 2 MLH, excluding total notable items. ($ in billions)

Meet customer commitments while optimizing value levers Contractual Operational Behavioral Financial

Direct Expense Ratio Continued expense management -20 bps -200 bps Adjusted Expense Ratio -280 bps -240 bps

VA Policies (in thousands) -23% VA Account Values ($ in billions) -14% 936 717 $59 $51 Living Benefits Non-Living Benefits Steadily improving risk profile

Earnings now, cash now MetLife Holdings Adjusted Earnings1 +14% Highlights Over $1 billion in adjusted earnings Strong cash generation Double-digit ROE and steadily improving Delivering 1-2% annual EPS accretion -9% 136% Cash2 96% 1 Excluding total notable items. 2 Percentage of pre-tax statutory earnings to segment pre-tax adjusted earnings. ($ in millions)

Key Takeaways Large and stable in-force Improving risk profile Steady earnings and cash

Outlook John McCallion Executive Vice President and Chief Financial Officer

Key Messages Delivering another strong year of financial performance in 2019 Maintaining ROE and free cash flow targets Exceeding expense commitment Returning excess capital to shareholders remains a top priority

Mixed macro environment in 2020: U.S. growth still solid, led by consumer Continued headwinds from low interest rates U.S. dollar remains strong Near-term1 targets: Adjusted return on equity2 of 12-14% Free cash flow ratio of 65-75% of adjusted earnings Corporate guidance for 2020: Variable investment income range of $900 million – $1.1 billion Direct expense ratio of 12.3% Corporate & Other adjusted loss of $650 – $750 million after-tax Effective tax rate to be between 20-22% Near-Term1 Targets and Corporate Guidance Key Sensitivities Macro Assumptions 1 One to three years. 2 Excluding AOCI other than FCTA. 3 Versus base rates as included in the Appendix. 4 Increase of 50 basis points from base rates for longer-term rates (i.e. 1 year rates and longer); no change to shorter-term rates. 5 Increase/decrease of 10 basis points from base rates for rates shorter than 1 year; no change in longer-term interest rates. Adjusted earnings impact from rates ($ in millions) 2020 2021 2022 Interest rate stress scenario3 -$15 -$55 -$155 Rising interest rate scenario4 +$50 +$105 +$175 10 bps increase in LIBOR5 -$10 -$15 -$15 10 bps decrease in LIBOR5 +$10 +$15 +$15 Overview

Group Benefits

Adjusted Earnings Analysis

($ in millions)	4Q18 - 3Q19
Reported Adjusted Earnings	**$1,249**
Actuarial assumption review and other insurance adjustments[1]	-
Baseline Adjusted Earnings	**$1,249**

Near-Term Guidance on Certain Key Items

- Adjusted premiums, fees and other revenues (PFOs) expected to grow 4-6%
- Group Life mortality ratio of 86.8% in latest twelve months (LTM)[2]; target of 85-90%
- Group Non-Medical Health interest adjusted benefit ratio of 73.0% in LTM; target of 72-77%

Key Sensitivities

- 1% change in Group Life mortality ratio translates to approximately $60 million of adjusted earnings[3]
- 1% change in Group Non-Medical Health interest adjusted benefit ratio translates to approximately $60 million of adjusted earnings[3]

MetLife

[1] Represents the cumulative impact of notable items, as reported in the 3Q19 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com.
[2] LTM = 4Q18 to 3Q19. [3] Relates to one year forward.

103

Retirement and Income Solutions (RIS)

Adjusted Earnings Analysis

($ in millions)	4Q18 - 3Q19
Reported Adjusted Earnings	**$1,276**
Actuarial assumption review and other insurance adjustments[1]	-
Baseline Adjusted Earnings	**$1,276**

Near-Term Guidance on Certain Key Items

- Both spread based and fee based liability exposures[2] expected to grow 2-4% annually
- Investment spread[3] of 112 bps in LTM, with variable investment income contributing 25 bps
- Investment spread[3] expected to be within 90-115 bps, with variable investment income contributing 15-20 bps

Key Sensitivities

($ in millions)	Change	Annual Impact on Adjusted Earnings
LIBOR[4,5]	+10 bps	-$3
	-10 bps	+$5
1 through 30yr UST[6]	+10 bps	+$4
	-10 bps	-$4

[1] Represents the cumulative impact of total notable items, as reported in the 3Q19 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com. [2] Includes future policy benefits, policyholder account liabilities, and separate account liabilities, as well as the notional amount of synthetic guaranteed interest contracts not recorded on MetLife's balance sheet. [3] Average annualized general account spread. [4] Change from base rates for 1-month and 3-month LIBOR. No change in other interest rates. [5] This sensitivity holds for a LIBOR rate change of +/- 50 basis points. [6] Parallel shift of rates from 1 to 30 year UST. No change in other interest rates.

MetLife

104

Property & Casualty

Adjusted Earnings Analysis

($ in millions)	4Q18 - 3Q19
Reported Adjusted Earnings	$323
Actuarial assumption review and other insurance adjustments[1]	-
Baseline Adjusted Earnings	$323

Near-Term Guidance on Certain Key Items

- Adjusted PFO growth of 1-3% in 2020 and 4-6% in 2021-2022
- Overall P&C combined ratio[2] of 94.6% in LTM; target of 92-97%
  - Auto combined ratio[2] of 96.4% in LTM; target of 93-98%
  - Homeowners & Other combined ratio[2] of 91.4% in LTM; target of 88-93%

Key Sensitivities

- 1% change in overall P&C combined ratio[2] translates to approximately $30 million of adjusted earnings[3]
  - 1% change in Auto combined ratio[2] translates to approximately $20 million of adjusted earnings[3]
  - 1% change in Homeowners & Other combined ratio[2] translates to approximately $10 million of adjusted earnings[3]

MetLife

[1] Represents the cumulative impact of notable items, as reported in the 3Q19 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com.
[2] Includes catastrophes. [3] Relates to one year forward.

105

Mid single-digit sales growth on a constant currency basis in 2020, moving higher in 2021-2022, double-digit growth in emerging markets GA AUM3 to grow at high single-digits on a constant currency basis Mid to high single-digit adjusted earnings growth on a constant currency basis Dividends to holding companies expected to be 50-60% of adjusted earnings Near-Term Guidance on Certain Key Items Key Sensitivities Adjusted Earnings Analysis ($ in millions) 4Q18 - 3Q19 Reported Adjusted Earnings $1,345 Actuarial assumption review and other insurance adjustments1 19 Baseline Adjusted Earnings2 $1,364 ($ in millions) Change Annual Impact on Adjusted Earnings4 Regulatory Ratios (%)4 Parallel shift in yield curve: Japan5 / U.S.5 +/- 10 bps $1-2 5-10% China +/- 10 bps $0-1 5-10% Korea +/- 10 bps $1-2 0-5% Asia 1 Represents the cumulative impact of total notable items, as reported in the 3Q19 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com. 2 Asia‘s baseline adjusted earnings included weak 4Q18 that we do not anticipate in 4Q19. 3 Excludes fair value adjustments and includes operating joint ventures, each on a constant currency basis. 4 Higher yields increase adjusted earnings and lower regulatory ratios. 5 Independent parallel shift in yield curve for U.S. and Japan has the same impact.

Latin America

Adjusted Earnings Analysis

($ in millions)	4Q18 - 3Q19
Reported Adjusted Earnings	**$585**
Actuarial assumption review and other insurance adjustments[1]	(10)
Baseline Adjusted Earnings	**$575**

Near-Term Guidance on Certain Key Items

- Mid single-digit adjusted earnings growth on a constant currency basis in 2020, moving to high single-digits in 2021-2022
- High single-digit annual growth in adjusted PFOs on a constant currency basis
- Dividends to holding companies expected to be 80-90% of adjusted earnings

Key Sensitivities

($ in millions)	Change	Annual Impact on Adjusted Earnings
Scenario:		
Mexican peso to U.S. dollar	+1%	+$4
Chilean peso to U.S. dollar	+1%	+$3
Annual return on the ProVida encaje[2]	+1%	+$3

[1] *Represents the cumulative impact of total notable items, as reported in the 3Q19 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com.*
[2] *The ProVida encaje is capital required by Superintendencia de Pensiones. The encaje is invested in the same manner as the total pension fund, and the investment income is included in adjusted earnings.*

MetLife

107

Sales and adjusted PFO growth of mid-to-high single-digits on a constant currency basis Mid single-digit adjusted earnings growth on a constant currency basis Dividends to holding companies expected to be 90-100% of adjusted earnings Near-Term Guidance on Certain Key Items Key Sensitivities Adjusted Earnings Analysis ($ in millions) 4Q18 - 3Q19 Reported Adjusted Earnings $271 Actuarial assumption review and other insurance adjustments1 13 Baseline Adjusted Earnings $284 ($ in millions) Change Annual Impact on Adjusted Earnings Euro to U.S. Dollar +/- 1% $1 British Pound to U.S. Dollar +/- 1% $1 Turkish Lira to U.S. Dollar +/- 1% $0.4 Polish Zloty U.S. Dollar +/- 1% $0.3 EMEA 1 Represents the cumulative impact of total notable items, as reported in the 3Q19 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com.

MetLife Holdings

Adjusted Earnings Analysis

($ in millions)	4Q18 - 3Q19
Reported Adjusted Earnings	**$988**
Actuarial assumption review and other insurance adjustments[1]	138
Baseline Adjusted Earnings	**$1,126**

Near-Term Guidance on Certain Key Items

- Adjusted PFOs expected to decline approximately 5% per year
- Adjusted earnings of $1.0 - $1.1 billion after-tax in 2020
- Life interest adjusted benefit ratio of 53.6%[2] in LTM; target of 50-55%

Key Sensitivities

- Roughly 70% of the separate account (SA) assets are in equities

($ in millions)	Change	Initial Impact[3] to Adjusted Earnings	Ongoing Impact to Adjusted Earnings
SA Returns	+10%	+$15	+$35
	-10%	-$10	-$35

- 10 bps change in yield translates to approximately $55 million of adjusted earnings annually
- 1% change in life interest adjusted benefit ratio translates to approximately $25 million of adjusted earnings annually

MetLife

[1] Represents the cumulative impact of total notable items, as reported in the 3Q19 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com.
[2] Excludes total notable items. Including these items, and as reported, the ratio was 57.4% in LTM. [3] Quarter in which market impact occurs.

109

Key Takeaways Delivering another strong year of financial performance in 2019 Maintaining ROE and free cash flow targets Exceeding expense commitment Returning excess capital to shareholders remains a top priority

Closing Remarks Michel Khalaf President and Chief Executive Officer

Our Next Horizon Simpler & More Focused Great Set of Businesses Strong Free Cash Flow

Appendix

12/31/2019 12/31/2020 12/31/2021 12/31/2022 Base Stress Base Stress Base Stress Base Stress 3-Month LIBOR1 1.90% 1.90% 1.45% 1.00% 1.36% 1.00% 1.38% 1.00% 2-Year Treasury1 1.58% 1.58% 1.47% 1.00% 1.49% 1.00% 1.56% 1.00% 10-Year Treasury1 1.69% 1.69% 1.76% 1.00% 1.85% 1.10% 1.95% 1.20% 1 Base rates based on forward curve as of September 30, 2019. Interest Rates: Base vs. Stress Scenario

This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words and terms (and their forms) such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will," “would,” “guidance,” “grow,” “prospects,” “outlook,” “target,” “assumptions,” “sensitivities,” “scenario,” “building,” “commitment,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Many factors will be important in determining the results of MetLife, Inc., its subsidiaries and affiliates. Forward-looking statements are based on our assumptions and current expectations, which may be inaccurate, and on the current economic environment, which may change. These statements are not guarantees of future performance. They involve a number of risks and uncertainties that are difficult to predict. Results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. These factors include: (1) difficult economic conditions, including risks relating to interest rates, credit spreads, equity, real estate, obligors and counterparties, currency exchange rates, derivatives, and terrorism and security; (2) adverse global capital and credit market conditions, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities; (3) downgrades in our claims paying ability, financial strength or credit ratings; (4) availability and effectiveness of reinsurance, hedging or indemnification arrangements; (5) increasing cost and limited market capacity for statutory life insurance reserve financings; (6) the impact on us of changes to and implementation of the wide variety of laws and regulations to which we are subject; (7) regulatory, legislative or tax changes relating to our operations that may affect the cost of, or demand for, our products or services; (8) adverse results or other consequences from litigation, arbitration or regulatory investigations; (9) legal, regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (10) MetLife, Inc.’s primary reliance, as a holding company, on dividends from subsidiaries to meet free cash flow targets and debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (11) investment losses, defaults and volatility; (12) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (13) changes to investment valuations, allowances and impairments taken on investments, and methodologies, estimates and assumptions; (14) differences between actual claims experience and underwriting and reserving assumptions; (15) political, legal, operational, economic and other risks relating to our global operations; (16) competitive pressures, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (17) the impact of technological changes on our businesses; (18) catastrophe losses; (19) a deterioration in the experience of the closed block established in connection with the reorganization of Metropolitan Life Insurance Company; (20) impairment of goodwill or other long-lived assets, or the establishment of a valuation allowance against our deferred income tax asset; (21) changes in assumptions related to deferred policy acquisition costs, deferred sales inducements or value of business acquired; (22) exposure to losses related to guarantees in certain products; (23) ineffectiveness of risk management policies and procedures or models; (24) a failure in our cybersecurity systems or other information security systems or our disaster recovery plans; (25) any failure to protect the confidentiality of client information; (26) changes in accounting standards; (27) our associates taking excessive risks; (28) difficulties in marketing and distributing products through our distribution channels; (29) increased expenses relating to pension and other postretirement benefit plans; (30) inability to protect our intellectual property rights or claims of infringement of others’ intellectual property rights; (31) difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from business acquisitions and dispositions, joint ventures, or other legal entity reorganizations; (32) unanticipated or adverse developments that could adversely affect our expected operational or other benefits from the separation of Brighthouse Financial, Inc. and its subsidiaries; (33) the possibility that MetLife, Inc.’s Board of Directors may influence the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; (34) provisions of laws and our incorporation documents that may delay, deter or prevent takeovers and corporate combinations involving MetLife; and (35) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the U.S. Securities and Exchange Commission. Safe Harbor Statement

Explanatory Note on Non-GAAP Financial Information and Reconciliations

Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to: Should be read as, respectively: (i) adjusted earnings; (i) adjusted earnings available to common shareholders; (ii) adjusted earnings per share; (ii) adjusted earnings available to common shareholders per diluted common share; (iii) premiums, fees and other revenues; (iii) premiums, fees and other revenues (adjusted); (iv) return on equity; (iv) return on MetLife, Inc.’s common stockholders’ equity; (v) return on equity, excluding accumulated other comprehensive income (AOCI) other than foreign currency translation adjustments (FCTA); and (v) return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA; and (vi) adjusted return on equity, excluding AOCI other than FCTA. (vi) adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA. In this presentation, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:  Non-GAAP financial measures:   Comparable GAAP financial measures: (i) adjusted premiums, fees and other revenues; (i) premiums, fees and other revenues; (ii) adjusted premiums, fees and other revenues, excluding pension risk transfer (PRT); (ii) premiums, fees and other revenues; (iii) net investment income, as reported on an adjusted basis; (iii) net investment income; (iv) capitalization of deferred policy acquisition costs (DAC), as reported on an adjusted basis; (iv) capitalization of DAC; (v) adjusted earnings available to common shareholders; (v) net income (loss) available to MetLife, Inc.’s common shareholders; (vi) adjusted earnings available to common shareholders, excluding total notable items; (vi) net income (loss) available to MetLife, Inc.’s common shareholders; (vii) adjusted earnings available to common shareholders per diluted common share; (vii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (viii) adjusted earnings available to common shareholders, excluding total notable items, per diluted common share; (viii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (ix) adjusted return on equity; (ix) return on equity; (x) adjusted return on equity, excluding AOCI other than FCTA; (x) return on equity; (xi) total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA; (xi) total MetLife, Inc.’s stockholders’ equity; (xii) total MetLife. Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA) (xii) total MetLife, Inc.’s stockholders’ equity; (xiii) free cash flow of all holding companies; (xiii) MetLife, Inc. (parent company only) net cash provided by (used in) operating activities; (xiv) other expenses, as reported on an adjusted basis; (xiv) other expenses; Explanatory Note on Non-GAAP Financial Information (i)

(xv) other expenses, net of capitalization of DAC, as reported on an adjusted basis; (xv) other expenses, net of capitalization of DAC; (xvi) other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis; (xvi) other expenses, net of capitalization of DAC; (xvii) adjusted expense ratio; (xvii) expense ratio; (xviii) adjusted expense ratio, excluding total notable items related to other expenses and PRT; (xviii) expense ratio; (xix) direct expenses; (xix) other expenses; (xx) direct expenses, excluding total notable items related to direct expenses; (xx) other expenses; (xxi) direct expense ratio; (xxi) expense ratio; (xxii) direct expense ratio, excluding total notable items related to direct expenses and PRT (xxii) expense ratio; (xxiii) total assets under management (AUM); (xxiii) total investments; (xxiv) general account (GA) AUM; (xxiv) total investments; (xxv) GA AUM (excluding FVA); (xxv) total investments; (xxvi) GA AUM (excluding FVA), on a constant currency basis; (xxvi) total investments; (xxvii) GA AUM (excluding FVA), including operating joint ventures, on a constant currency basis; (xxvii) total investments; (xxviii) GA commercial mortgage loan AUM; (xxviii) commercial mortgage loans; (xxix) GA agricultural mortgage loan AUM; and (xxix) agricultural mortgage loans; and (xxx) GA residential mortgage loan AUM. (xxx) residential mortgage loans. Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period and applied to the comparable prior period. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this presentation and in other materials available on the MetLife, Inc. Investor Relations webpage at www.metlife.com. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because MetLife believes it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. Explanatory Note on Non-GAAP Financial Information (Continued) 117 (ii)

MetLife’s definitions of non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures adjusted earnings; adjusted earnings available to common shareholders; adjusted earnings available to common shareholders on a constant currency basis; adjusted earnings available to common shareholders, excluding total notable items; adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; adjusted earnings available to common shareholders per diluted common share; adjusted earnings available to common shareholders on a constant currency basis per diluted common share; adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its Business Plan and facilitate comparisons to industry results. Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on MetLife’s primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (Divested businesses). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting the Company’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments. Explanatory Note on Non-GAAP Financial Information (Continued) 117 (iii)

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (Unearned revenue adjustments) and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (Investment hedge adjustments), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed equity securities, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP; and Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees). The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to NIGL and NDGL, (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, (iv) benefits and hedging costs related to GMIBs (GMIB costs), and (v) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities; Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments; Amortization of negative VOBA excludes amounts related to Market value adjustments; Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirement costs (Regulatory implementation costs) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Return on equity, allocated equity and related measures: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax. Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax. Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity. Return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders' equity, excluding AOCI other than FCTA. Explanatory Note on Non-GAAP Financial Information (Continued) 117 (iv)

Adjusted return on MetLife, Inc.'s common stockholders' equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders' equity. Adjusted return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders' equity, excluding AOCI other than FCTA. Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA. Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity. Expense ratio, direct expense ratio, adjusted expense ratio and related measures: Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues. Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues. Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. The above measures represent a level of equity consistent with the view that, in the ordinary course of business, MetLife does not plan to sell most investments for the sole purpose of realizing gains or losses. Also refer to the utilization of adjusted earnings and other financial measures based on adjusted earnings mentioned above. Total Assets Under Management, General Account Assets Under Management and related measures: MetLife presents certain measures relating to its assets under management (AUM) that are not calculated in accordance with GAAP. MetLife believes that these non-GAAP financial measures enhance the understanding of the depth and arty client investment portfolios. MetLife uses these measures to evaluate its asset management business. Total Assets Under Management (Total AUM) (as well as all other measures based on Total AUM, such as Total Mortgage Loan AUM, Total Commercial Mortgage Loan AUM, Total Agricultural Mortgage Loan AUM, Total Residential Mortgage Loan AUM and Total Real Estate Equity AUM) are comprised of GA AUM (or the respective measure based on GA AUM) plus Institutional Client AUM (or the respective measure based on Institutional Client AUM) (each, as defined below). Commercial Real Estate AUM is comprised of Total Commercial Mortgage Loan AUM plus Total Real Estate Equity AUM. Total Commercial Mortgage Loan AUM, Total Real Estate Equity AUM and Commercial Real Estate AUM are presented on the basis of net asset value (net of deduction for encumbering debt, including the Reclassification (as defined in GA AUM below) (NAV)). General Account Assets Under Management (GA AUM) (as well as other measures based on GA AUM, such as GA Mortgage Loan AUM, GA Commercial Mortgage Loan AUM, GA Agricultural Mortgage Loan AUM, GA Residential Mortgage Loan AUM and GA Real Estate Equity AUM) are used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM are comprised of GA Total Investments and cash and cash equivalents, excluding policy loans, other invested assets, contractholder directed equity securities and fair value option securities, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential mortgage loans) and real estate and real estate joint ventures included in GA AUM (at NAV) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at NAV) have been reclassified to exclude them from GA Real Estate Equity AUM and include them in both GA Mortgage Loan AUM and GA Commercial Mortgage Loan AUM (Reclassification). Explanatory Note on Non-GAAP Financial Information (Continued) 117 (v)

GA AUM (excluding Fair Value Adjustment (FVA)) excludes the following FVA: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans and real estate and real estate joint ventures. MetLife believes that the use of GA AUM (excluding FVA) enhances the understanding of the value of GA AUM without regard to the impact of market volatility. The following additional information is relevant to an understanding of MetLife’s assets under management: Institutional Client AUM (as well as other measures based on Institutional Client AUM, such as Institutional Client Mortgage Loan AUM, Institutional Client Commercial Mortgage Loan AUM, Institutional Client Agricultural Mortgage Loan AUM, Institutional Client Residential Mortgage Loan AUM and Institutional Client Real Estate Equity AUM) are comprised of SA AUM and TP AUM (each, as defined below) (or the respective portions of each of SA AUM and TP AUM). MIM manages Institutional Client AUM in accordance with client guidelines contained in each investment contract (Mandates). Separate Account AUM (SA AUM) (as well as other measures based on SA AUM, such as SA Mortgage Loan AUM, SA Commercial Mortgage Loan AUM, SA Agricultural Mortgage Loan AUM, SA Residential Mortgage Loan AUM and SA Real Estate Equity AUM) are comprised of separate account investment portfolios of MetLife insurance companies (or the respective portions of such investment portfolios), which are managed by MetLife and included in MetLife, Inc.’s consolidated financial statements at estimated fair value.   Third Party AUM (TP AUM) (as well as other measures based on TP AUM, such as TP Mortgage Loan AUM, TP Commercial Mortgage Loan AUM, TP Agricultural Mortgage Loan AUM, TP Residential Mortgage Loan AUM and TP Real Estate Equity AUM) are non-proprietary assets managed by MetLife on behalf of unaffiliated/third party clients (or the respective portions of TP AUM), which are stated at estimated fair value. TP AUM (as well as the other measures based on TP AUM) are owned by such unaffiliated/third party clients; accordingly, unaffiliated/third party non-proprietary assets are not included in MetLife, Inc.’s consolidated financial statements. Portfolio Strategy level non-GAAP financial measures:   Private Capital AUM, which is stated at estimated fair value, is comprised of all of the following asset types included within Total AUM: Private Corporates, Private Infrastructure, Total Residential Mortgage Loan AUM, Alternatives, Middle Market Private Capital and Private Asset-Backed Securities. The following information is relevant to an understanding of MetLife’s Portfolio Strategy level financial measures:   Public Fixed Income AUM, which is stated at estimated fair value, is comprised of a portion of the following asset types included within Total AUM: Public Corporates, Structured Products, U.S. Government and Agency, Cash and Short-term Investments (including Cash Equivalents), and all of the following asset types included within Total AUM: Foreign Government, Municipals, Emerging Markets Debt, High Yield and Bank Loans, less the portion of Public Corporates, Structured Products, U.S. Government and Agency, Cash and Short-term Investments (including Cash Equivalents) that is included within Index Strategies AUM. Equity Securities AUM, which is stated at estimated fair value, is comprised of a portion of the following asset type included within Total AUM: Common and Preferred Equity, less the portion of Common and Preferred Equity that is included within Index Strategies AUM.   Index Strategies AUM, which is stated at estimated fair value, is comprised of a portion of the following asset types included within Total AUM: Public Corporates, Structured Products, U.S. Government and Agency, Cash and Short-term Investments (including Cash Equivalents) that are excluded from Public Fixed Income AUM and the portion of Common and Preferred Equity that is excluded from Equity Securities AUM. Explanatory Note on Non-GAAP Financial Information (Continued) 117 (vi)

Statistical sales information: U.S.: Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products. Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance. Property & Casualty: calculated based on first year direct written premium, net of cancellation and endorsement activity. Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. The following additional information is relevant to an understanding of MetLife’s performance results: Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates. MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Explanatory Note on Non-GAAP Financial Information (Continued) 117 (vii)

Reconciliation of Net Income (Loss) available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders 117 (viii)

1 Annualized using year-to-date results. Equity Details and Return on Equity 117 (ix)

1 For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods. Expense Detail and Ratios 117 (x)

Reconciliation of Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items 117 (xi)

Reconciliation of Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items (Continued) 117 (xii)

Expense Detail and Ratios – Group Benefits 117 (xiii)

Reconciliation of Total Investments to GA AUM and Total AUM 1 U.S. includes the balances for the U.S. and MetLife Holdings segments as well as Corporate & Other. 117 (xiv)

Private Equity Returns 1 Yields presented are annualized using year-to-date results. 117 (xv)

Below Investment Grade and Syndicated Bank Loans in Credit Portfolio 1 Credit portfolio includes public and private corporates, municipals and foreign governments. 117 (xvi)

Reconciliation of Net Investment Income to Net Investment Income, As Reported on an Adjusted Basis 1 For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods. 117 (xvii)

Reconciliation of Total Investments to GA AUM - Asia 1 Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments. 117 (xviii)

Adjusted Earnings and Cash - Asia 117 (xix)